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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 21, 2005

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                            ONETRAVEL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                       1-8662                  23-2265039
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

       5775 Peachtree Dunwoody Road
           Building G, Suite 300
             Atlanta, Georgia                                        30346
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (770) 730-2860

       6836 Morrison Boulevard, Suite 200, Charlotte, North Carolina 28211
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          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.      Unregistered Sale of Equity Securities.

On October 21, 2005,  OneTravel  Holdings,  Inc. (the "Company")  entered into a
Securities Purchase Agreement with institutional investors for a private placement of 9% Secured Convertible Debentures due October 21, 2008 in the aggregate principal amount of $12,500,000, (the "Debentures"), and associated common stock purchase warrants (the "Warrants") to purchase 1,960,784 shares of the Company's common stock based upon an initial exercise price of $2.55. Gross proceeds received by the Company for the sale of the Debentures and Warrants were $11,904,763 which were reduced by total commissions of $595,237.

The Debentures will be issued with an initial conversion price of $2.55 per share and provide for full ratchet anti-dilution protection, provided the exercise price will not be below $ 2.50 unless shareholder approval has been obtained. At the initial conversion price, the Debentures are convertible into an aggregate of 4,901,960 shares of common stock. The Debentures bear interest at 9% per annum, payable semi-annually on January 1 and July 1. Interest is payable in cash or, at the Company's option, in shares of common stock provided certain conditions are satisfied.

The Debentures may be redeemed at the election of the Company at a price equal to 125% of the principal amount, plus accrued interest, subject to the satisfaction of certain conditions. Upon the occurrence of a change of control or fundamental transaction as set forth in the Debentures, the holders may require the Company to redeem the Debentures at a price equal to 125% of the principal amount, plus accrued interest, subject to the satisfaction of certain conditions.

The purchasers of the Debentures are granted a security interest in the assets of the Company and in the assets of two of the Company's subsidiaries, Farequest Holdings, Inc. and OneTravel, Inc. (the "Subsidiary Guarantors"), subject to the liens of holders of existing indebtedness, permitted liens and permitted indebtedness. Additionally, the Subsidiaries have agreed to guarantee the obligations of the Company under the Debentures and the other transaction documents.

The Warrants will be issued with an initial exercise price of $2.55 per share and provide for full ratchet anti-dilution protection, provided the exercise price will not be below $2.50 unless shareholder approval has been obtained. At the initial exercise price, the Warrants are exercisable for an aggregate of 1,960,784 shares of common stock, and if fully exercised for cash at the initial exercise price, the Warrants would yield approximately $4,999,999 of additional proceeds to the Company.

The Warrants may be called and cancelled at the election of the Company , if certain conditions have been met, including the VWAP (as defined in the Warrants) of the Company's common stock having been over 200% of the exercise price for 20 consecutive trading days. In connection with a fundamental transaction (as defined in the Warrant), the Warrants may also be called and cancelled at a price equal to the value of the Warrants as determined in accordance with the Black-Scholes option pricing formula, subject to the satisfaction of certain conditions.

The Company has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the Debentures and the shares issuable upon exercise of the Warrants.

The holders may not convert the Debentures or exercise the warrants to the extent that, after giving effect to such conversion or exercise, as the case may be, the holder would beneficially own in excess of 4.99% of the number of shares of common stock of the company outstanding immediately after giving effect to such conversion, calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The Company intends to use approximately $1,000,000 of the proceeds from this issuance for the repayment, without interest or other payment, of interim loans provided to the Company by its Chairman and Chief Executive Officer, William A. Goldstein. The Company expects to use the remainder of the proceeds from this issuance to pay interest on its indebtedness and for general working capital purposes.

The transaction was approved by the Company's Board of Directors on October 19, 2005. The offering, sale and issuance of the Debentures and the Warrants will be effected pursuant to the exemption from registration provided by Rule 506 promulgated under the Securities Act of 1933, as amended. The Debentures and Warrants have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This summary description of the Securities and transaction described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that are filed as exhibits hereto.

The press release issued by the Registrant on October 24, 2005 with respect to the transaction is filed herewith as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

         (d)               Exhibits.

         Exhibit No.       Description
         -----------       -----------

         4.1               Form of Debenture

         4.2               Form of Warrant

         10.1 Securities Purchase Agreement dated October 21, 2005 among the Company and the purchasers identified on the signature pages thereto

         10.2 Registration Rights Agreement dated October 21, 2005 among the Company and the purchasers signatory thereto

         10.3 Escrow Agreement dated October 21, 2005 among the Company, the Escrow Agent named therein and the purchasers signatory thereto

         10.4 Security Agreement dated October 21, 2005 among the Company, each of the Subsidiary Guarantors and the purchasers signatory thereto

         10.5 Subsidiary Guarantee dated October 21, 2005 by each of the Subsidiary Guarantors.

         99.1              Press Release issued October 24, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 24, 2005

                                       ONETRAVEL HOLDINGS, INC.

                                       By: /s/ Marc E. Bercoon
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                                           Marc E. Bercoon,
                                           President
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                                  Exhibit Index
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         Exhibit No.       Description
         -----------       -----------

         4.1               Form of Debenture

         4.2               Form of Warrant

         10.1 Securities Purchase Agreement dated October 21, 2005 among the Company and the purchasers identified on the signature pages thereto

         10.2 Registration Rights Agreement dated October 21, 2005 among the Company and the purchasers signatory thereto

         10.3 Escrow Agreement dated October 21, 2005 among the Company, the Escrow Agent named therein and the purchasers signatory thereto

         10.4 Security Agreement dated October 21, 2005 among the Company, each of the Subsidiary Guarantors and the purchasers signatory thereto

         10.5 Subsidiary Guarantee dated October 21, 2005 by each of the Subsidiary Guarantors.

         99.1              Press Release issued October 24, 2005